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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 30, 2003

                                    QT 5, INC
               (Exact name of Registrant as specified in charter)


DELAWARE                              0-25022                   72-7148906
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

                       5655 LINDERO CANYON ROAD, SUITE 120
                       WESTLAKE VILLAGE, CALIFORNIA 91362
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (818) 338-1510


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         NATIONAL LAUNCH OF NICOWATER(TM)
         --------------------------------

         On May 30, 2003, QT 5, Inc. issued a press release announcing the national launch and roll-out of its Homeopathic nicotinum (nicotine) product designed to relieve symptoms of tobacco cravings, NICOWater(TM). The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)      FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
         Not applicable.

(B)      PRO FORMA FINANCIAL INFORMATION
         Not applicable.

(C)      EXHIBITS

         Exh. No.      Description
         --------      -----------

         99.1          Press Release dated May 30, 2003




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 30, 2003                                QT 5, INC.

                                                   By: /s/ Steve Reder
                                                      ----------------
                                                   Steve Reder
                                                   President


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                         EXHIBITS FILED WITH THIS REPORT

Exh.No.  Description
-------  -----------

99.1     Press Release dated May 9, 2003.




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